Exhibit K

Customer Training

<table>
<tr><th>Course Name</th><th>V82 Systems Overview</th></tr>
<tr><td>Category</td><td>Customer Training</td></tr>
<tr><td>Course Description</td><td>This course is designed to introduce the participant to the Vestas Turbine, service documentation, main systems circuitry and associated safety procedures. This course is not designed to qualify the participant as a Vestas Service Technician.</td></tr>
<tr><td>Target Audience</td><td>Customer Service Technicians, Customer Project Personnel</td></tr>
<tr><td>Prerequisites</td><td>Working knowledge of basic electricity, hydraulics, mechanics and their components.</td></tr>
<tr><td>Key Content Topics</td><td>Unit 1: High Level Overview
Technical Specifications
Design Features
Unit 2: Safety
Personal Protective Equipment
Safety Equipment
Safety Procedures and Precautions
Blade and Rotor Locking
Hydraulic Safety
Unit 3: Major Components
Tower
Nacelle
Blades
Generator
Unit 4: Major Systems
Yaw System
Hydraulic System
Controllers and Internal Communication
Remote Communication
Unit 5: Sub-systems and Components
Ambient Sensors
Temperature Control
Control Systems
Pitch
Speed
Current
Power
Gearbox
Gear Oil System
Torque Arms
Main Shaft
Brake
Rotor and Hub
Nose Cone
Blades</td></tr>
</table>

	– Blade Bearing • Rotating Transfer Unit Unit 6: Equipment Documentation • Manual Structure • Electrical Description • Operating States – Run – Pause – Stop – Emergency Stop • Errors and Alarm Log
Learning Objectives	Upon completion of training – participant will: 1. Demonstrate an understanding of applicable safety procedures and practices associated with the turbine. 2. Be able to identify and explain the main turbine components and their functions. 3. Be able to describe the operating states of the wind turbine. 4. Have reviewed the major systems associated with the wind turbine. 5. Be able to operate the control panel. 6. Demonstrate an understanding of the manual / documentation. 7. Be able to identify alarm notifications.
Course Length	16 classroom hours (2 days)
Instructor (s)	Vestas Americas Training Department. Classes are delivered in English.
Class Size / Location	Classroom to accommodate size of class (maximum of 6 people). The second day of class is conducted in the turbine. This course is normally delivered at the customer site at or soon after commissioning.